SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------


                                 CURRENT REPORT
                                       on
                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: October 4, 2001



                              GRAPHON CORPORATION
              (Exact name of Registrant as specified in Charter)



      Delaware                         0-21683                13-3899021
(State or other jurisdiction of  (Commission File No.)      (IRS Employer
      incorporation                                         Identification
                                                                Number)


  400 Cochrane Circle, Morgan Hills, California                  95037
   (Address of principal executive offices)                    (Zip Code)


  Registrant's telephone number, including area code: (408) 201-7100

Item 5.  Other Events

      On October 4, 2001, we announced that our revenue for the fiscal quarter ended September 30, 2001 would approximate $1.0 million, being approximately 30% of previously provided guidance.

      We attributed our revenue shortfall to the attacks on September 11, 2001 upon the World Trade Center and the Pentagon, which abruptly delayed or in some cases interrupted ongoing sales efforts and contract negotiations. Additionally, in order to reduce our operating costs, we have lowered management compensation, as well as reduced our workforce by approximately 30%.

Item 7.  Exhibits

      (a)  Financial Statements - None

      (b)  Pro Forma Financial Information - None

      (c)  Exhibit

           Number         Description

           99.1           Press release dated October 4, 2001

                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     October 16, 2001               GRAPHON CORPORATION
                                          (Registrant)

                                    By:   /s/William Swain
                                          -----------------
                                          William Swain
                                          Chief Financial Officer